IMPORTANT NOTICE
PLEASE READ IMMEDIATELY

Aquilasm Group of Funds

                  AQUILA CASCADIA EQUITY FUND
      380 Madison Avenue, Suite 2300, New York, N Y 10017

                  NOTICE OF SPECIAL MEETING OF
                    SHAREHOLDERS TO BE HELD
                        ON MAY 8, 2000


TO SHAREHOLDERS OF THE FUND:

The purpose of this Notice is to advise you that a Special
Meeting of the Shareholders of Aquila Cascadia Equity Fund (the
"Fund") will be held:

Place:    (a)  at the Oregon Convention Center;
               777 N.E. Martin Luther King, Jr. Blvd.
               Portland, Oregon;

Time:          (b)  on May 8, 2000
               at 3:30 p.m. local time;

Purposes: (c)  for the following purposes:

                         (i) to elect ten Trustees; each Trustee
               elected will hold office until the next annual meeting of the Fund's shareholders or until his or her successor is duly elected(Proposal No. 1);

               (ii) to act upon any other matters which may properly come before the Meeting at the scheduled time and place or any adjourned meeting or meetings.

Who Can
Vote What
Shares: (d) To vote at the Meeting, you must have been a shareholder on the Fund's records at the close of business on February 23, 2000 (the "record date"). Also, the number of shares of each of the Fund's outstanding classes of shares that you held at that time and the respective net asset values of each class of shares at that time determine the number of votes you may cast at the Meeting (or any adjourned meeting or meetings).


                         By Order of the Board of Trustees,

                         EDWARD M. W. HINES
                         Secretary





March 31, 2000

PLEASE NOTE:

If you do not expect to attend the Meeting, please indicate voting instructions in any of three ways: by telephone, by e-mail or by completing the enclosed proxy card and returning it in the accompanying stamped envelope. To avoid unnecessary expense to the Fund, we request your cooperation in voting no matter how large or small your holding may be.


                   AQUILA CASCADIA EQUITY FUND
    380 Madison Avenue, Suite 2300, New York, New York 10017
                        PROXY STATEMENT

                          INTRODUCTION

     The purpose of the Notice (the first two pages of this document) is to advise you of the time, place and purposes of a Special Meeting of the Shareholders of Aquila Cascadia Equity Fund (the "Fund"). The purpose of this Proxy Statement (all the rest of this document) is to give you information on which you may base your decisions as to the choices, if any, you make in voting.

     A copy of the Fund's most recent annual report and most recent semi-annual report will be sent to you without charge upon written request to the Fund's Distributor, Aquila Distributors, Inc., 380 Madison Avenue, Suite 2300, New York, NY 10017 or by calling 800-872-5859 toll-free or 212-697-6666.

     The Fund's organizer, Adviser and Administrator (the "Manager") is Aquila Management Corporation, 380 Madison Avenue, Suite 2300, New York, NY 10017. The Fund's principal underwriter (the "Distributor") is Aquila Distributors, Inc., 380 Madison Avenue, Suite 2300, New York, NY 10017. The Fund's Investment Sub-Adviser is Ferguson, Wellman, Rudd, Purdy & Van Winkle, Inc. (the "Sub-Adviser"), 888 SW Fifth Avenue, Suite 1200, Portland Oregon, 97204-2026.

     This Notice and Proxy Statement are first being mailed on or about March 31, 2000.

     You should read the Proxy Statement prior to voting. Then, you may vote in one of three ways:

     Proxy Card

      The enclosed proxy card authorizes the persons named (or their substitutes) to vote your shares; the Fund calls these persons the "proxy holders." As to the election of Trustees you may authorize the proxy holders to vote your shares for the entire slate indicated below by marking the appropriate box on the proxy card or by merely signing and returning your proxy card with no instructions. Or, you may withhold the authority of the proxy holders to vote on the election of Trustees by marking the appropriate box. Also, you may withhold that authority as to any particular nominee by following the instructions on the proxy card.

     Telephone Voting

          To vote your shares by telephone, call toll free 1-800-
690-6903. You will be prompted to enter the 12-digit control number on the enclosed proxy card. Follow the recorded instructions using your proxy card as a guide. If you vote by phone, you need not return the proxy card by mail.

     Internet Voting

      To vote your shares by the Internet, please contact the Fund at http://proxyvote.com. You will be prompted to enter the 12-digit control number on the enclosed proxy card. Follow the instructions on the screen, using your proxy card as a guide. If you vote by the Internet, you need not return the proxy card by mail.

     You may end the power of the proxy holders to vote your shares by: (i) so notifying the Fund in writing; (ii) signing a new and different proxy card (if the Fund receives it before the old one is used); (iii) voting your shares at the meeting in person or by your duly appointed agent; or (iv) calling the toll free number above or contacting the Fund's internet address above, entering your 12-digit control number and revoking your previous vote.

     Shares held by brokers in "street name" and not voted or marked as abstentions will not be counted for purposes of determining a quorum or voted on any matter.

     The Fund is sending you this Notice and Proxy Statement in connection with the solicitation by its Trustees of proxies to be used at the Special Meeting to be held at the time and place and for the purposes indicated in the Notice or any adjourned meeting or meetings. Whenever it is stated in this Proxy Statement that a matter is to be acted on at the Meeting, this means the Meeting held at the scheduled time or any adjourned meeting or meetings. The Fund pays the costs of the solicitation. Proxies are being solicited by the use of the mails; they may also be solicited by telephone, facsimile and personal interviews. Brokerage firms, banks and others may be requested to forward this Notice and Proxy Statement to beneficial owners of the Fund's shares so that these owners may authorize the voting of their shares. The Fund will pay these firms their out-of-pocket expenses for doing so.

     On the record date, the Fund had three classes of shares outstanding. All shareholders of the Fund are entitled to vote at the meeting. Each shareholder on the record date is entitled to one vote for each dollar (and a proportionate fractional vote for each fraction of a dollar) of net asset value (determined as of the record date) represented by full and fractional shares of any class held on the record date. On the record date, the net asset value per share of each of the Fund's outstanding classes of shares was as follows: Class A Shares, $21.77; Class C Shares, $21.27; and Class Y Shares, $21.94. The meeting is expected to act only upon matters that affect the Fund as a whole. On matters that affect the Fund as a whole, all shareholders of the Fund, including the shareholders of all classes of the Fund, are entitled to vote .

     On the record date, the total number of shares outstanding for each class of shares was as follows: Class A Shares, 102,178;
Class C Shares, 91,509; and Class Y Shares, 636,946.

On the record date, the following institutional holders held 5% or more of the Fund's outstanding shares. On the basis of information received from the holders the Fund's management believes that all of the shares indicated are held for the benefit of clients.

Name and address    Number of shares         Percent of class
of the holder of
record

Merrill Lynch Pierce
Fenner & Smith,
Jacksonville, FL    48,869  Class A Shares        47.8%

                    81,442  Class C Shares        89.0%

                    116,470 Class Y Shares        18.3%

Charles
Schwab & Co, Inc.
101 Montgomery St.
San Francisco, CA   39,261 Class Y Shares         6.2%

Currie & Co
P.O. Box 3199
New York, NY        66,584 Class Y Shares         10.4%

Union Bank
As nominee
P.O. Box 85484
San Diego, CA       187,251 Class Y Shares        29.4%

Additional 5% shareholders

Samson and Elsie
Tatsugushi
Honolulu, HI        5,104 Class C Shares          5.6%

The Fund's management is not aware of any other person beneficially owning more than 5% of any class of its outstanding shares as of such date.

                      ELECTION OF TRUSTEES
                        (Proposal No. 1)

     At the Meeting, ten Trustees are to be elected. Each Trustee elected will serve until the next annual meeting or until his or her successor is duly elected. The nominees selected by the Trustees are named in the table below. See "Introduction" above for information as to how you can instruct the proxy holders as to the voting of your shares as to the election of Trustees.

     All of the nominees except Mr. Shaw are presently Trustees. Mr. Herrmann, Mr. Alden, Mr. Gardner, Ms. Herrmann, Mr. Lung and Mr. Ross were elected by the Fund's sole shareholder in 1996 before the Fund began operations. Mr. Frohnmayer was elected in 1997, and Mr. Jenson and Mr. Mitchell were elected in 1999, by the Trustees to fill vacancies. The Trustees and officers as a group own less than 1% of the outstanding shares of the Fund. In the material below and elsewhere in this Proxy Statement, Aquila Management Corporation is referred to as the "Manager" and the Fund's Distributor, Aquila Distributors, Inc., is referred to as the "Distributor." Mr. Herrmann is an interested person of the Fund as that term is defined in the Investment Company Act of 1940 (the "1940 Act") as an officer of the Fund and a director, officer and shareholder of the Manager and the Distributor. Ms. Herrmann is an interested person of the Fund as an officer of the Fund and an officer, director and shareholder of the Manager and a shareholder of the Distributor. Each is also an interested person as a member of the immediate family of the other. They are so designated by an asterisk.

     In the following material Aquila Cascadia Equity Fund (this
Fund) and Aquila Rocky Mountain Equity Fund are called the "Aquila Equity Funds."; Hawaiian Tax-Free Trust, Tax-Free Trust of Arizona, Tax-Free Trust of Oregon, Tax-Free Fund of Colorado, Churchill Tax-Free Fund of Kentucky, Narragansett Insured Tax-Free Income Fund and Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund, are called the "Aquila Bond Funds"; and Pacific Capital Cash Assets Trust, Churchill Cash Reserves Trust, Pacific Capital U.S. Government Securities Cash Assets Trust and Pacific Capital Tax-Free Cash Assets Trust, each of which is a money-market fund, are together with Capital Cash Management Trust called the "Aquila Money-Market Funds"

     Described in the following material are the name, positions with the Fund, age as of the record date and business experience during at least the past five years of each nominee and each officer of the Fund. All shares listed as owned by the Trustees are Class A Shares unless indicated otherwise.



Name, Position           Business Experience
with the Fund,
Age, Shares Owned

Lacy B. Herrmann*        Founder and Chairman of the Aquila
Chairman of the          Management Corporation, the sponsoring
Board of Trustees        organization and Manager or
                         Administrator
Age: 70                  and/or Adviser or Sub-Adviser to the
Shares Owned: 86.5(1)    Aquila Money-Market Funds, the Aquila
                         Bond
                         Funds and the Aquila Equity Funds, and
                         founder, Chairman of the Board of
                         Trustees and (currently or until 1998)
                         President of each since its
                         establishment, beginning in 1984;
                         Director of Aquila Distributors, Inc.,
                         distributor of the above funds, since
                         1981 and formerly Vice President or
                         Secretary, 1981-1998; President and a
                         Director of STCM Management Company,
                         Inc., sponsor and sub-adviser to
                         Capital Cash Management Trust; Founder
                         and Chairman of several other money-
                         market funds; Director or Trustee of
                         OCC Cash Reserves, Inc. and Quest For
                         Value Accumulation Trust, and Director
                         or Trustee of Oppenheimer Quest Value
                         Fund, Inc., Oppenheimer Quest Global
                         Value Fund, Inc. and Oppenheimer
                         Rochester Group of Funds, each of which
                         is an open-end investment company;
                         Trustee of Brown University, 1990-1996
                         and currently Trustee Emeritus;
                         actively involved for many years in
                         leadership roles with university,
                         school and charitable organizations.

(1) Shares held of record by the Manager.

Vernon R. Alden          Director of Sonesta International
                         Hotels
Trustee                  Corporation, Boston, Massachusetts
Age: 76                  and General Independent Partner of
Shares Owned: 0          the Merrill Lynch-Lee Funds; Former
                         Director of Colgate-Palmolive Company,
                         Digital Equipment Corporation, Intermet
                         Corporation, The McGraw Hill and The
                         Mead Corporations; Chairman of the
                         Board and Executive Committee of The
                         Boston Company, Inc., a financial
                         services company, 1969-1978; Trustee of
                         Tax-Free Trust of Oregon since 1988, of
                         Hawaiian Tax-Free Trust, Pacific
                         Capital Cash Assets Trust, Pacific
                         Capital Tax-Free Cash Assets Trust and
                         Pacific Capital U.S. Government
                         Securities Cash Assets Trust since
                         1989, of Cascades Cash Fund, 1989-1994,
                         of Narragansett Insured Tax-Free Income
                         Fund since 1992, and of Aquila Cascadia
                         Equity Fund (this Fund) since 1996;
                         Associate Dean and member of the
                         faculty of Harvard University Graduate
                         School of Business Administration, 1951-
                         1962; member of the faculty and Program
                         Director of Harvard Business School -
                         University of Hawaii Advanced
                         Management Program, summer of 1959 and
                         1960; President of Ohio University,
                         1962-1969; Chairman of The Japan
                         Society of Boston, Inc., and member of
                         several Japan-related advisory
                         councils; Chairman of the Massachusetts
                         Business Development Council and the
                         Massachusetts Foreign Business Council,
                         1978-1983; Trustee Emeritus, Boston
                         Symphony Orchestra; Chairman of the
                         Massachusetts Council on the Arts and
                         Humanities, 1972-1984; Member of the
                         Board of Fellows of Brown University,
                         1969-1986; Trustee of various other
                         cultural and educational organizations;
                         Honorary Consul General of the Royal
                         Kingdom of Thailand; Received
                         Decorations from the Emperor of Japan
                         (1986) and the King of Thailand (1996
                         and 1997).

David B. Frohnmayer      President, University of Oregon since
Trustee                  1994; Dean of the University of Oregon
Age: 59                  Law School, 1992-1994; Attorney General
Shares Owned: 0          of the State of Oregon, 1981-1991;
                         Trustee of Aquila Cascadia Equity Fund
                         (this Fund) and Tax-Free Trust of Oregon
                         since 1997.

James A. Gardner         President of Gardner Associates, an
Trustee                  investment and real estate firm, since
Age: 56                  1970; President Emeritus of Lewis and
Shares Owned: 0          Clark College and Law School since
                         1989 and President, 1981-1989; Program
                         Officer and County Representative of
                         the Ford Foundation, 1969-1981;
                         Lecturer and Assistant Director of
                         Admissions of Harvard College, 1968-
                         1969; Member of the Oregon Young
                         Presidents Organization since 1983;
                         Member of the Council on Foreign
                         Relations since 1988; Founding Member
                         of the Pacific Council since 1995;
                         Trustee of Tax-Free Trust of Oregon
                         since 1986 and of Cascades Cash Fund,
                         1989-1994; Trustee of Aquila Cascadia
                         Equity Fund (this Fund) since 1996;
                         Director of the Oregon High Desert
                         Museum since 1989; active in civic,
                         business, educational and church
                         organizations in Oregon.

Diana P. Herrmann, *     President and Chief Operating Officer of
Trustee and              the Manager since 1997, a
President                Director since 1984, Secretary since
                         1986
Age: 41                  and previously its Executive Vice
Shares Owned: 84.5       President, Senior Vice President or
                         Vice President, 1986-1997; President of
                         various Aquila Bond and Money-Market
                         Funds since 1998; Assistant Vice
                         President, Vice President, Senior Vice
                         President or Executive Vice President
                         of Aquila Money-Market, Bond and Equity
                         Funds since 1986; Trustee of a number
                         of Aquila Money-Market, Bond and Equity
                         Funds since 1995; Trustee of Reserve
                         Money-Market Funds, 1999-2000 and of
                         Reserve Private Equity Series, 1998-
                         2000; Assistant Vice President and
                         formerly Loan Officer of European
                         American Bank, 1981-1986; daughter of
                         the Fund's Chairman; Trustee of the
                         Leopold Schepp Foundation (academic
                         scholarships) since 1995; actively
                         involved in mutual fund and trade
                         associations and in college and other
                         volunteer organizations.

Sterling K. Jenson       President and Chief Executive Officer of
Trustee                  First Security Investment Management
Age: 47                  since 1995 and Senior Vice President,
Shares Owned: 0          1990-1995; Chartered Financial Analyst
                        (CFA) since 1984; Trustee of Aquila
                        Cascadia Equity Fund (this Fund) and Tax-
                        Free Trust of Oregon ; past President of
                        Salt Lake City Society of Financial
                        Analysts (1996-1997); member of various
                        investment-related and charitable
                        organizations.

Raymond H. Lung          Retired; Trustee of Qualivest Group of
Trustee                  Funds, 1994-1997; Executive Vice
Age: 73                  President and Executive Trust Officer of
Shares Owned: 1,148 (2)  U.S. National Bank of Oregon, 1989-1991;
                         Senior Vice President and Executive
                         Trust Officer, 1980-1989; various other
                         management positions, 1954-1980; Member
                         of the Executive Committee of the Trust
                         Division of American Bankers
                         Association, 1986-1988; Director of
                         Pacific Securities Depository Trust
                         Company and Pacific Clearing
                         Corporation (subsidiaries of the
                         Pacific Stock Exchange), 1980-1987;
                         Director of Collins Pine Company and
                         Ostrander Companies (lumber and oil),
                         1980-1990; Trustee of Tax-Free Trust of
                         Oregon since 1992, of Cascades Cash
                         Fund, 1992-1994 and of Aquila Cascadia
                         Equity Fund (this Fund) since 1996.

(2) Held with his wife as Trustees

John W. Mitchell         Principal of M & H Economic
Trustee                  Consultants; Economist, Western Region,
Age: 55                  for U. S. Bancorp since 1998;
Shares Owned: 58.3(3)    Chief Economist of U.S. Bancorp,
                         Portland,
                         Oregon, 1983-1998; Professor of Boise
                         State University, 1970-1983; Member of
                         the Oregon Governor's Council of
                         Economic Advisors, 1984-1998; Chairman
                         of the Oregon Governor's Technical
                         Advisory Committee for Tax Review in
                         1998; Trustee of Aquila Cascadia Equity
                         Fund (this Fund) and Tax Free Trust of
                         Oregon  since 1999.
(3)Held as a Trustee.

Richard C. Ross          President of Richard Ross
                         Communications,
Trustee                  a consulting firm, since 1986; Senior
Age: 78                  communications consultant to Pihas,
Shares Owned: 84.3(4)    Schmidt, Westerdahl, advertising and
                         public relations, 1986-1988; Executive
                         News Director of KATU Television, 1975-
                         1986; News Director of KGW-TV, 1956-
                         1975; Trustee of Tax-Free Trust of
                         Oregon  since 1988 and of Aquila
                         Cascadia Equity Fund (this Fund) since
                         1996; Director of the Portland Rose
                         Festival since 1972; Director of the
                         Greater Portland Convention & Visitors
                         Association, 1982-1985; Director of the
                         Portland Chamber of Commerce, 1971-1980;
                         President of the Oregon chapter of the
                         National Multiple Sclerosis Society,
                         1984-1986; Director of the Meridian Park
                         Hospital Foundation, 1984-1987; Chairman
                         of the Broadcasters Group of the Bar-
                         Press-Broadcasters professional
                         relations committee, 1964-1984; Former
                         President of the Rotary Club of East
                         Portland and currently a Director of
                         Goodwill Industries, Metropolitan Youth
                         Symphony and the Lake Oswego Community
                         Theatre.

(4) Held jointly with his wife.

Ralph R. Shaw            General Partner, Shaw Management
Trustee                  Company, an investment counseling
Age: 61                  firm, since 1980, of Shaw Venture
Shares Owned: 0          Partners since 1983, of Shaw
                         Venture
                         Partners II since June 1987 and of Shaw
                         Venture Partners III since 1994 (US
                         Bancorp, parent of the Sub-Adviser, is
                         a limited partner in the last three
                         ventures). Mr. Shaw presently serves on
                         the boards of directors of Schnitzer
                         Steel Industries, Inc., Magni Systems,
                         Inc., Micromonitors, Inc., Integra
                         Telecom, Inc. (formerly OGIT
                         Communications, Inc.), Dendreon
                         Corporation (formerly Activated Cell
                         Therapy, Inc.), LaTIS, Inc., Industrial
                         Devices Corporation, Telestream, Inc.,
                         and 3PF.COM, Inc. (formerly
                         ComAlliance, Inc.). Additionally, he
                         serves on the Board of Advisors of K-2
                         Designs, Inc. and as trustee of the Tax-
                         Free Trust of Oregon . He is active in
                         local civic and charitable
                         organizations.

James M. McCullough      Senior Vice President of Aquila
Senior Vice              Cascadia Equity Fund(this Fund),
President               Aquila Rocky Mountain Equity Fund,
Age: 54                 Tax-Free Fund of Colorado and Tax-Free
                        Trust of Oregon since 1999 and of Aquila
                        Distributors; Director of Fixed Income
                        Institutional Sales, CIBC Oppenheimer &
                        Co. Inc., Seattle, WA, 1995-1999; Sales
                        Manager, Oregon Municipal Bonds, Kidder,
                        Peabody, Inc., (acquired in 1995 by
                        Paine, Webber)Portland, OR, 1994-1995.

Kimball L. Young         Co-Founder of Lewis Young Robertson &
Senior Vice              Burningham, Inc., an NASD licensed
President                broker/dealer providing public finance
Age: 53                  services to Utah local governments 1995-
                         present; Senior Vice President of Tax-
                         Free Trust of Arizona , Tax-Free Fund
                         For Utah and Aquila Cascadia Equity
                         Fund (this Fund) and Aquila Rocky
                         Mountain Equity Fund. Formerly Senior
                         Vice President-Public Finance, Kemper
                         Securities Inc., Salt Lake City, Utah.

Sherri Foster            Senior Vice President of Hawaiian
Vice                     Tax-Free Trust since 1993,
President                President, Vice President, 1988-1992
Age: 49                  and Assistant Vice President, 1985-1988;
                         Assistant Vice President of Pacific
                         Capital Cash Assets Trust since 1985
                         and of Pacific Capital Tax-Free Cash
                         Assets Trust and Pacific Capital U.S.
                         Government Securities Cash Assets Trust
                         since 1988; Vice President of Aquila
                         Cascadia Equity Fund (this Fund) since
                         1998; Registered Representative of the
                         Distributor since 1985; Realtor-
                         Associate of Tom Soeten Realty; Sherian
                         Bender Realty, successor to John Wilson
                         Enterprises, 1983-1998; Executive
                         Secretary of the Hyatt Regency, Maui,
                         1981-1983.

Kerry A. Lemert         Vice President of Aquila Cascadia
                        Equity
Vice President          Fund (this Fund) and Tax Free Trust of
Age: 45                 Oregon since 1998; Assistant Vice
                        President, Black & Co., 1997-1998;
                        Dealer-Sales and Assistant Municipal
                        bond trader, Pacific Crest Securities,
                        1994-1997; Assistant Municipal Bond
                        Trader, Registered Sales Assistant,
                        Paine Webber Inc., Portland Oregon, 1988-
                        1994; Sales Assistant, E.F. Hutton &
                        Co., Inc., Portland, Oregon, 1984-1988.

Christine L. Neimeth     Vice President of Aquila Cascadia
Vice President           Equity Fund (this Fund) and Tax-Free
Age: 35                  Trust of Oregon since 1998;
                         Management Information Systems
                         consultant, Hillcrest Ski and Sport,
                         1997; Institutional Municipal Bond
                         Salesperson, Pacific Crest Securities,
                         1996; Institutional Bond Broker,
                         Hilliard Farber and Company 1991-1995;
                         Bond Trader, Bear Stearns and Company,
                         1989-91. Active in college alumni and
                         volunteer organizations.

Rose F. Marotta          Chief Financial Officer of the
                         Aquila
Chief Financial          Money-Market, Bond and Equity Funds
Officer                  since 1991 and Treasurer, 1981-1991;
Age: 75                  formerly Treasurer of the predecessor of
                         Capital Cash Management Trust; Treasurer
                         and Director of STCM Management Company,
                         Inc., since 1974; Treasurer of Trinity
                         Liquid Assets Trust, 1982-1986 and of
                         Oxford Cash Management Fund, 1982-1988;
                         Treasurer of InCap Management
                         Corporation since 1982, of the Manager
                         since 1984 and of the Distributor since
                         1985.


Richard F. West         Treasurer of the Aquila Money- Market,
Treasurer               Bond and Equity Funds and of Aquila
Age: 64                 Distributors, Inc. since 1992; Associate
                        Director of Furman Selz Incorporated,
                        1991-1992; Vice President of Scudder,
                        Stevens & Clark, Inc. andTreasurer of
                        Scudder Institutional Funds, 1989-1991;
                        Vice President of Lazard Freres
                        Institutional Funds Group, Treasurer of
                        Lazard Freres Group of Investment
                        Companies and HT Insight Funds, Inc.,
                        1986-1988; Vice President of Lehman
                        Management Co., Inc. and Assistant
                        Treasurer of Lehman Money Market Funds,
                        1981-1985; Controller of Seligman Group
                        of Investment Companies, 1960-1980.


Edward M. W. Hines       Partner of Hollyer Brady Smith Troxell
Secretary                Barrett Rockett Hines & Mone LLP,
Age: 60                  attorneys, since 1989 and counsel,
                         1987-1989; Secretary of the Aquila
                         Money-Market, Bond and Equity Funds
                         since 1982; Secretary of Trinity Liquid
                         Assets Trust, 1982-1985 and Trustee of
                         that Trust, 1985-1986; Secretary of
                         Oxford Cash Management Fund, 1982-1988.


John M. Herndon          Assistant Secretary of the Aquila
Assistant Secretary      Money-Market, Bond and Equity Funds
                         since 1995
Age: 60                  and Vice President of the Aquila
                         Money-Market Funds since 1990; Vice
                         President of the Manager since 1990;
                         Investment Services Consultant and Bank
                         Services Executive of Wright Investors'
                         Service, a registered investment
                         adviser, 1983-1989; Member of the
                         American Finance Association, the
                         Western Finance Association and the
                         Society of Quantitative Analysts.




     The Fund does not currently pay fees to any of the Fund's officers or to Trustees affiliated with the Manager or the Sub-Adviser. For its fiscal year ended March 31, 1999, the Fund paid a total of $10,415 in compensation and reimbursement of expenses to the Trustees. No other compensation or remuneration of any type, direct or contingent, was paid by the Fund to its Trustees.
     The Fund is one of the 14 funds in the Aquilasm Group of Funds, which consist of tax-free municipal bond funds, money-market funds and equity funds. The following table lists the compensation of all Trustees who received compensation from the Fund and the compensation they received during the Fund's fiscal year from other funds in the Aquilasm Group of Funds. None of such Trustees has any pension or retirement benefits from the Fund or any of the other funds in the Aquila group.

                                   Compensation        Number of
                                   from all            boards on
               Compensation        funds in the        which the
               from the            Aquilasm            Trustee
Name           Fund                Group of Funds      serves

Vernon R.
Alden          $1,780              $53,118             7

David
Frohnmayer     $1,200              $ 8,750             2

James A.
Gardner        $1,200              $ 8,545             2

Raymond H.
Lung           $2,188              $11,288             2

John
Mitchell       $0                  $ 1,250             2

Richard C.
Ross           $1,700              $10,302             2

     Certain of the Fund's Trustees and officers may purchase
Class A Shares without a sales charge.

     The Fund's Manager is Manager or Administrator to the Aquilasm Group of Funds, which consists of tax-free municipal bond funds, money-market funds and equity funds. As of December 31, 1999, these funds had aggregate assets of approximately $3.0 billion, of which approximately $1.8 billion consisted of assets of the tax-free municipal bond funds. Mr. Lacy B. Herrmann controls the Manager, through share ownership directly, through a trust and by his wife. During the fiscal year ended March 31, 1999 the Fund accrued fees of $120,240 and $105,115 to the Manager and Sub-Adviser, respectively, of which $50,196 and $35,072, respectively were waived.
     During the fiscal year ended March 31, 1999, $5,521 was paid to Qualified Recipients under Part I of the Fund's Distribution Plan with respect to the Fund's Class A Shares of which the Distributor retained $409. During the same period $8,712 was paid to Qualified Recipients under Part II of the Plan with respect to the Fund's Class C Shares of which $7,550 (including amounts paid under the Shareholder Services Plan) was retained by the Distributor.
     The Distributor currently handles the distribution of the shares of fourteen funds (five money-market funds, seven tax-free municipal bond funds and two equity funds), including the Fund. Under the Distribution Agreement, the Distributor is responsible for the payment of certain printing and distribution costs relating to prospectuses and reports as well as the costs of supplemental sales literature, advertising and other promotional activities. The shares of the Distributor are owned 72% by Mr. Herrmann and other members of his immediate family, 24% by Diana
P. Herrmann and the balance by an officer of the Distributor.

Other Information on Trustees

     The Trustees have appointed a standing Audit Committee consisting of all of the Trustees (the "Independent Trustees") who are not "interested persons" of the Fund, as that term is defined in the 1940 Act. The Committee (i) recommends to the Board of Trustees what firm of independent auditors will be selected by the Board of Trustees (subject to shareholder ratification); (ii) reviews the methods, scope and result of audits and the fees charged; and (iii) reviews the adequacy of the Fund's internal accounting procedures and controls. The Committee held two meetings during the Fund's last fiscal year. The Board of Trustees does not have a nominating committee. During the Fund's last fiscal year, the Board of Trustees held four meetings. All current Trustees were present for at least 75% of the total number of Board meetings and Audit Committee meetings (if such Trustee was a member of that committee).

                         OTHER BUSINESS

     The Fund does not know of any other matter, which will come up for action at the Meeting. If any other matter or matters properly come up for action at the Meeting, including any adjournment of the Meeting, the proxy holders will vote the shares which your proxy card, telephone or internet vote entitles them to vote, in accordance with their judgment on such matter or matters. That is, by signing and returning your proxy card or by voting by telephone or the Internet, you give the proxy holders discretionary authority as to any such matter or matters.

                        IMPORTANT NOTICE
                     PLEASE READ IMMEDIATELY


                   AQUILA CASCADIA EQUITY FUND

            NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                    to be held on May 8, 2000

                         PROXY STATEMENT

               AQUILA CASCADIA EQUITY FUND-Class A

   PROXY FOR A SPECIAL MEETING Of THE SHAREHOLDERS MAY 8, 2000
       PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

      The undersigned shareholder of AQUILA CASCADIA EQUITY FUND (the "Fund) does hereby appoint LACY B. HERRMANN, DIANA P.
HERRMANN and EDWARD M. W. HINES, or any of them, as attorneys and proxies of the undersigned, with full power of substitution, to attend the Special Meeting of Shareholders of the Fund to be held on Friday, May 8, 2000 at the Oregon Convention Center, 777 N. E. Martin Luther King, Jr. Blvd, Portland, Oregon, at 3:30 p.m. local time, and at all adjournments thereof, and thereat to vote the shares held in the name of the undersigned on the record date for said meeting on the matters listed below. Such shares are entitled to one vote for every dollar of net asset value represented by the share balance printed below.

Please read the proxy statement prior to voting.

     Telephone Voting (Touch-tone only)

      To vote your shares by telephone, call toll free 1-800-690-6903. You will be prompted to enter the 12-digit control number on this proxy card. Follow the simple recorded instruction using this proxy card as a guide. If you vote by phone, you need not return the proxy card by mail.

     Internet voting

      To vote your shares by the Internet, contact the Fund at www.proxyvote.com You will be prompted to enter the 12-digit control number on this proxy card. Follow the simple instructions at the website, using your proxy card as a guide. If you vote by the Internet, you need not return the proxy card by mail.

     Proxy Card Voting

      You can vote your shares by completing and returning this proxy card. Please mark your proxy, date and sign it below and return it promptly in the accompanying envelope which requires no postage if mailed in the United States.

      MANAGEMENT RECOMMENDS A VOTE FOR ALL NOMINEES LISTED BELOW.
THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED BELOW OR
FOR  ALL NOMINEES IF NO CHOICE IS INDICATED.

     As to any other matter said proxies shall vote in accordance with their best judgment.

     Special Meeting Attendance

We  encourage  you to attend the Special Meeting of Shareholders.
If you can join us, please indicate it on the proxy card, call us at 1-800-888-322-7223, or e-mail us at info@aquilafunds.com


     TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
_________________________________________________________________
      THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

AQUILA CASCADIA EQUITY FUND

     For address changes and/or comments, please check this box and write them on the back where indicated.
                                                       [_]

     Vote on Trustees(Proposal No. 1 in Proxy Statement)

      Election of Trustees

     1)    Lacy  B.  Herrmann*; 2) Vernon R Alden;  3)  David  B.
       Frohnmayer; 4) James A. Gardner; 5) Diana P. Herrmann*; 6)
       Sterling K. Jenson; 7) Raymond H. Lung; 8) John W. Mitchell; 9) Richard C. Ross; {10) Ralph R. Shaw

*interested Trustees

                __
               [__]       For all
                __
               [__]       Withhold all
                __
               [__]       For all except

To withhold authority to vote for one or more (but not all) nominees, mark "For all except" and write the nominee number(s) and/or name(s) on the line below.

________________

PLEASE  SIGN EXACTLY AS YOUR NAME(S) APPEAR HEREON.  When signing as  a  custodian,  attorney,  executor,  administrator,  trustee,
guardian,  etc.,  please sign your full  title  as  such.   Joint
owners should each sign.


_________________________________Dated: _________
 Signature
[Please sign within the box]

_________________________________Dated: __________
 Signature
(Joint Owners)


If you mark the box below, you must return the proxy card by mail to have this information recorded.

Please indicate if you plan to attend the Special Meeting of the Shareholders.

I plan  to attend the Special Meeting of the Shareholders. |_|

               AQUILA CASCADIA EQUITY FUND-Class C

   PROXY FOR A SPECIAL MEETING Of THE SHAREHOLDERS MAY 8, 2000
       PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

      The undersigned shareholder of AQUILA CASCADIA EQUITY FUND (the "Fund) does hereby appoint LACY B. HERRMANN, DIANA P.
HERRMANN and EDWARD M. W. HINES, or any of them, as attorneys and proxies of the undersigned, with full power of substitution, to attend the Special Meeting of Shareholders of the Fund to be held on Friday, May 8, 2000 at the Oregon Convention Center, 777 N. E. Martin Luther King, Jr. Blvd, Portland, Oregon, at 3:30 p.m. local time, and at all adjournments thereof, and thereat to vote the shares held in the name of the undersigned on the record date for said meeting on the matters listed below. Such shares are entitled to one vote for every dollar of net asset value represented by the share balance printed below.

Please read the proxy statement prior to voting.

     Telephone Voting (Touch-tone only)

      To vote your shares by telephone, call toll free 1-800-690-6903. You will be prompted to enter the 12-digit control number on this proxy card. Follow the simple recorded instruction using this proxy card as a guide. If you vote by phone, you need not return the proxy card by mail.

     Internet voting

      To vote your shares by the Internet, contact the Fund at www.proxyvote.com You will be prompted to enter the 12-digit control number on this proxy card. Follow the simple instructions at the website, using your proxy card as a guide. If you vote by the Internet, you need not return the proxy card by mail.

     Proxy Card Voting

      You can vote your shares by completing and returning this proxy card. Please mark your proxy, date and sign it below and return it promptly in the accompanying envelope which requires no postage if mailed in the United States.

      MANAGEMENT RECOMMENDS A VOTE FOR ALL NOMINEES LISTED BELOW.
THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED BELOW OR
FOR  ALL NOMINEES IF NO CHOICE IS INDICATED.

     As to any other matter said proxies shall vote in accordance with their best judgment.

     Special Meeting Attendance

We  encourage  you to attend the Special Meeting of Shareholders.
If you can join us, please indicate it on the proxy card, call us at 1-800-888-322-7223, or e-mail us at info@aquilafunds.com


     TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
_________________________________________________________________
      THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

AQUILA CASCADIA EQUITY FUND

     For address changes and/or comments, please check this box and write them on the back where indicated.
                                                       [_]

     Vote on Trustees(Proposal No. 1 in Proxy Statement)

      Election of Trustees

     2)    Lacy  B.  Herrmann*; 2) Vernon R Alden;  3)  David  B.
       Frohnmayer; 4) James A. Gardner; 5) Diana P. Herrmann*; 6)
       Sterling K. Jenson; 7) Raymond H. Lung; 8) John W. Mitchell; 9) Richard C. Ross; {10) Ralph R. Shaw

*interested Trustees

                __
               [__]       For all
                __
               [__]       Withhold all
                __
               [__]       For all except

To withhold authority to vote for one or more (but not all) nominees, mark "For all except" and write the nominee number(s) and/or name(s) on the line below.

________________

PLEASE  SIGN EXACTLY AS YOUR NAME(S) APPEAR HEREON.  When signing as  a  custodian,  attorney,  executor,  administrator,  trustee,
guardian,  etc.,  please sign your full  title  as  such.   Joint
owners should each sign.


_________________________________Dated: _________
 Signature
[Please sign within the box]

_________________________________Dated: __________
 Signature
(Joint Owners)


If you mark the box below, you must return the proxy card by mail to have this information recorded.

Please indicate if you plan to attend the Special Meeting of the Shareholders.

I plan  to attend the Special Meeting of the Shareholders. |_|

               AQUILA CASCADIA EQUITY FUND-Class Y

   PROXY FOR A SPECIAL MEETING Of THE SHAREHOLDERS MAY 8, 2000
       PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

      The undersigned shareholder of AQUILA CASCADIA EQUITY FUND (the "Fund) does hereby appoint LACY B. HERRMANN, DIANA P.
HERRMANN and EDWARD M. W. HINES, or any of them, as attorneys and proxies of the undersigned, with full power of substitution, to attend the Special Meeting of Shareholders of the Fund to be held on Friday, May 8, 2000 at the Oregon Convention Center, 777 N. E. Martin Luther King, Jr. Blvd, Portland, Oregon, at 3:30 p.m. local time, and at all adjournments thereof, and thereat to vote the shares held in the name of the undersigned on the record date for said meeting on the matters listed below. Such shares are entitled to one vote for every dollar of net asset value represented by the share balance printed below.

Please read the proxy statement prior to voting.

     Telephone Voting (Touch-tone only)

      To vote your shares by telephone, call toll free 1-800-690-6903. You will be prompted to enter the 12-digit control number on this proxy card. Follow the simple recorded instruction using this proxy card as a guide. If you vote by phone, you need not return the proxy card by mail.

     Internet voting

      To vote your shares by the Internet, contact the Fund at www.proxyvote.com You will be prompted to enter the 12-digit control number on this proxy card. Follow the simple instructions at the website, using your proxy card as a guide. If you vote by the Internet, you need not return the proxy card by mail.

     Proxy Card Voting

      You can vote your shares by completing and returning this proxy card. Please mark your proxy, date and sign it below and return it promptly in the accompanying envelope which requires no postage if mailed in the United States.

      MANAGEMENT RECOMMENDS A VOTE FOR ALL NOMINEES LISTED BELOW.
THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED BELOW OR
FOR  ALL NOMINEES IF NO CHOICE IS INDICATED.

     As to any other matter said proxies shall vote in accordance with their best judgment.

     Special Meeting Attendance

We  encourage  you to attend the Special Meeting of Shareholders.
If you can join us, please indicate it on the proxy card, call us at 1-800-888-322-7223, or e-mail us at info@aquilafunds.com


     TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
_________________________________________________________________
      THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

AQUILA CASCADIA EQUITY FUND

     For address changes and/or comments, please check this box and write them on the back where indicated.
                                                       [_]

     Vote on Trustees(Proposal No. 1 in Proxy Statement)

      Election of Trustees

     3)    Lacy  B.  Herrmann*; 2) Vernon R Alden;  3)  David  B.
       Frohnmayer; 4) James A. Gardner; 5) Diana P. Herrmann*; 6)
       Sterling K. Jenson; 7) Raymond H. Lung; 8) John W. Mitchell; 9) Richard C. Ross; {10) Ralph R. Shaw

*interested Trustees

                __
               [__]       For all
                __
               [__]       Withhold all
                __
               [__]       For all except

To withhold authority to vote for one or more (but not all) nominees, mark "For all except" and write the nominee number(s) and/or name(s) on the line below.

________________

PLEASE  SIGN EXACTLY AS YOUR NAME(S) APPEAR HEREON.  When signing as  a  custodian,  attorney,  executor,  administrator,  trustee,
guardian,  etc.,  please sign your full  title  as  such.   Joint
owners should each sign.


_________________________________Dated: _________
 Signature
[Please sign within the box]

_________________________________Dated: __________
 Signature
(Joint Owners)


If you mark the box below, you must return the proxy card by mail to have this information recorded.

Please indicate if you plan to attend the Special Meeting of the Shareholders.

I plan  to attend the Special Meeting of the Shareholders. |_|